                                                                   EXHIBIT 10.44


OFFICE PRODUCTS DIVISION                                  BOISE CASCADE

800 West Bryn Mawr Avenue       E. Thomas Edquist
Itasca, Illinois 60143          Vice President and
312/773-5001                    Division General Manager


September 14, 1987

CERTIFIED MAIL
- --------------
RETURN RECEIPT REQUESTED
- ------------------------

Messrs. Gilliam O. Traughber
  and J. T. Crain
c/o Capital City Realty Company
P.O. Box 40156
Nashville, TN 37204

Subject: Lease Agreement Dated March 31, 1978 (Lease), Between Gilliam O. Traughber and J. T. Crain (Lessors) and Boise Cascade Office Products Corporation (Lessee) for Premises Located at 724 Massman Drive, Nashville, Tennessee


Gentlemen:

The first renewal term of the subject Lease is scheduled to terminate on April 30, 1988.

Paragraph 4, Term, of the Lease grants Boise Cascade an option to renew this
             ----
Lease for an additional five-year term commencing May 1, 1988, and terminating April 30, 1993. Paragraph 5, Rental, of the Lease provides that the monthly
                             ------
rental payment during this second renewal term shall be $7,560.

Boise Cascade hereby exercises its option to renew this Lease for an additional five-year term commencing May 1, 1988, and with an adjusted monthly rental payment of $7,560.

Very truly yours,

BOISE CASCADE CORPORATION

/S/ E. Thomas Edquist
E. Thomas Edquist

ETE/L37257B

                 ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT
                 --------------------------------------------


     THIS AGREEMENT is made and entered into this 13th day of March, 1986, by and between BOISE CASCADE CORPORATION, a Delaware corporation ("Boise Cascade"), and BOISE CASCADE OFFICE PRODUCTS CORPORATION, a Delaware corporation ("BCOPC").

                             W I T N E S S E T H:

     WHEREAS, Boise Cascade and BCOPC have entered into an Indenture of Transfer and Assumption of Liabilities agreement ("Indenture"); and

     WHEREAS, Boise Cascade is a party to the lease described in Section 1 herein ("Lease"); and

     WHEREAS, the terms of the Indenture require Boise Cascade to assign the Lease to BCOPC and BCOPC to assume the Lease and perform Boise Cascade's duties and obligations pursuant to the Lease.

     NOW, THEREFORE, Boise Cascade and BCOPC do hereby agree as follows:

     1.   Lease. The term "Lease" shall mean the Lease between Boise
          -----
Cascade and Gilliam O. Traughber and J. T. Crain, Joint Venturers, dated March 31, 1978, as amended by Amendment to Lease dated October 28, 1985.

     2.   Assignment. Boise Cascade hereby assigns, transfers and delivers
          ----------
to BCOPC all of Boise Cascade's right, title and interest as Lessee under the Lease.

     3.   Assumption. BCOPC hereby accepts the assignment of the Lease and all
          ----------
of Boise Cascade's right, title and interest thereunder and assumes and agrees to be bound by all of Boise Cascade's duties, obligations, covenants and agreements thereunder. BCOPC agrees to perform, fulfill and discharge all such duties, obligations, covenants and agreements under the Lease.

     4.   Further Assurances. Each party agrees that it will, at the request
          ------------------
of the other, make, execute and deliver all such further instruments, assignments, transfers and assurances and do such further acts and things as may be necessary and appropriate to give effect to the provisions set forth herein.

     5.   Boise Cascade Liability. Nothing in this Agreement is intended to
          -----------------------
or shall have the effect of releasing Boise Cascade from its liabilities and obligations under the Lease.

     IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption of Lease Agreement to be executed the day and year first above written.

                                BOISE CASCADE CORPORATION

                                By [SIGNATURE NOT LEGIBLE]
                                   --------------------------------------
                                              Vice President


                                BOISE CASCADE OFFICE PRODUCTS CORPORATION


                                By [SIGNATURE NOT LEGIBLE]
                                   --------------------------------------
                                              Vice President

                              AMENDMENT TO LEASE
                              ------------------


     By this Amendment dated October 28, 1985, to the Lease dated March 31,
                                     --
1978, between BOISE CASCADE CORPORATION ("Lessee") and GILLIAM O. TRAUGHBER AND
J. T. CRAIN, Joint Venturers ("Lessors"), Lessor and Lessee hereby agree as follows:

     1. That Paragraph 13 of the Lease be amended by the addition of the following three lines:

          Notwithstanding the foregoing, Lessee may assign the lease or sublease the premises to any subsidiary organization or affiliate which is owned, in whole or in part, and controlled by Lessee without obtaining the prior consent provided for above. No such assignment or sublease shall excuse or release Lessee from any of its duties or obligations (including its obligation in respect of future rentals) under this Lease. Lessee shall notify Lessors of any such assignment or sublease within 20 days of the making thereof.

     2. All other provisions of the Lease not affected by this Amendment remain valid and effective.

     IN WITNESS WHEREOF, the parties have caused this agreement to be signed as of the date first set forth above.

LESSEE                                  LESSORS
BOISE CASCADE CORPORATION               JANE TRAUGHBER AND
                                        J. T. CRAIN, Joint Venturers


By [SIGNATURE NOT LEGIBLE]              By       J.T. Crain
   ------------------------                -------------------------
Title VICE PRESIDENT                    Title      Partner
      ---------------------                   ----------------------



                                        By Jane Spain Traughber,[ILLEGIBLE]
                                           -------------------------
                                        Title     Partner
                                              ----------------------

OFFICE PRODUCTS DIVISION                                BOISE CASCADE

800 West Bryn Mawr Avenue       E. Thomas Edquist
Itasca, Illinois 60143          Vice President and
312/773-5001                    Division General Manager

November 9, 1982

CERTIFIED MAIL
- --------------
RETURN RECEIPT REQUESTED
- ------------------------

Messrs. Gilliam O. Traughber
  and J. T. Crain
c/o Capital City Realty Company
P.O. Box 40156
Nashville, TN 37204

SUBJECT: Lease Agreement Dated March 31, 1978 (Lease), Between Gilliam O. Traughber and J. T. Crain (Lessors) and Boise Cascade Corporation (Lessee) for Premises Located at 724 Massman Drive, Nashville, Tennessee

Gentlemen:

The primary term of the subject Lease commenced May 1, 1978, and is scheduled to terminate on April 30, 1983. The monthly rental payment during the primary term is $5,400.

Paragraph 4, Term, of the Lease grants Boise Cascade an option to renew this
             ----
Lease for an additional five-year term commencing May 1, 1983, and terminating April 30, 1988. Paragraph 5, Rental, of the Lease provides that the monthly
                             ------
rental payment during this first renewal term shall be $6,480.

Boise Cascade hereby exercises its option to renew this Lease for an additional five-year term commencing May 1, 1983, and terminating April 30, 1988, with an adjusted monthly rental payment of $6,480.

Please call John Turkaly at (312) 773-5053 if you have any questions or require additional information on this notice.

Very truly yours,

BOISE CASCADE CORPORATION


/S/ E. Thomas Edquist
E. Thomas Edquist

ETE/np

cc: John Turkaly

                                LEASE AGREEMENT
                                ---------------

     THIS LEASE AGREEMENT made as of this 31st day of March, 1978, between GILLIAM O. TRAUGHBER and J. T. CRAIN, Joint Venturers, (hereinafter referred to as "Lessors"), and BOISE CASCADE CORPORATION, a Delaware corporation, (hereinafter referred to as "Lessee");

     The words "Lessors" and "Lessee" as used herein shall be considered in the masculine, feminine, neuter, singular or plural sense, as the context may require, and shall be deemed to apply not only to the original parties, but shall also include their heirs, assigns, representatives or successors in interest, as the case may be.

                             W I T N E S S E T H:

     1.   Premises. Lessors do hereby demise unto Lessee, and Lessee hereby
          --------
leases from Lessors, for term specified herein, the following described property located in Davidson County, Tennessee, to wit:

          Forty-eight Thousand (48,000) square feet of space located in a warehouse building on Section 17 of the Revised Plan of Metropolitan Industrial Park as of record in Book 4470, page 112, Register's Office for said County, to which reference is made.

          Said forty-eight thousand (48,000) square feet of space consists of an area of 240 feet by 200 feet and is located in the southerly portion of said building outlined in red on the plat attached hereto as Exhibit A (hereinafter called the "Premises").

          Lessee shall have the right to reasonable use of the parking area on the southwest portion of the property adjacent to the front portion of the Premises which area is outlined in blue on Exhibit A.

          Further, Lessee shall have the right to use the area to the south of the Lessors' warehouse building for parking or recreational purposes which area is outlined in blue on Exhibit A. Lessors, prior to May 1, 1978, shall level the said area. Lessee shall, at its own expense, gravel and/or pave the area, as it determines is advisable for its purposes. It is understood that Lessee's rights of use of said area is subject to the easement rights of the Tennessee Valley Authority and Colonial Pipeline Company.

     2.   Title. Lessors warrant that they have good title to the Premises,
          -----
agree to defend the same, and agree that Lessee shall have the right to redeem the title thereto for Lessors by payment of any mortgage, taxes or other liens on the above described land and warehouse, in the event of default by Lessors and to be subrogated to the rights of the holder thereof.

     3.   Quiet Enjoyment. Lessors covenant that Lessee shall have and hold
          ---------------
and enjoy the Premises for and during the term hereby granted, or as later may be extended, without any hindrance or interruption whatsoever by Lessors, or by any other person.

     4.   Term. It is understood and agreed that from the date of execution
          ----
of this Lease until May 1, 1978, Lessee shall have the right to occupy the Premises for the purposes of preparing the Premises for use as an office products warehouse and that Lessee shall not be liable for any rents or proration of taxes and insurance therefor; provided however, if Lessee occupies the Premises during said period for purposes other than preparing the Premises for use as an office products warehouse then Lessee shall be liable to Lessors for rent and proration of taxes and insurance during the period so occupied for said purposes. The amount of said rents and prorations shall be the proportionate amount of rents and proration of taxes and insurance as those due during the Primary Term (hereafter defined) of this Lease.

          The term of this Lease shall be for five years, commencing on the 1st day of May, 1978, and ending on the 30th day of April, 1983; said term to be known as the "Primary Term" hereunder.

          In the event the Lessee is not in default of this Lease at the termination of the Primary Term, the Lessee shall have the option to renew this Lease for an additional five years beginning on the 1st day of May, 1983, and ending on the 30th day of April, 1988; said term shall be known as the "First Renewal Term." Lessee shall give Lessor written notice of Lessee's intention to renew no later than December 1, 1982.

          In the event the Lessee has exercised its option to lease the Premises for the First Renewal Term, and provided Lessee is not in default at the termination date of said First Renewal Term, the Lessee shall have the option to renew this Lease for an additional five years beginning on the 1st day of May, 1988, and ending on the 30th day of

April, 1993; said term shall be known as the "Second Renewal Term." Lessee shall give Lessor written notice of Lessee's intention to renew no later than December 1, 1987.

          In the event the Lessee has exercised its option to lease the Premises for the First and Second Renewal Terms, and provided Lessee in not in default at the termination date of said Second Renewal Term, the Lessee shall have the option to renew this Lease for an additional five years beginning on the 1st day of May, 1993, and ending on the 30th day of April, 1998; said term shall be known as the "Third Renewal Term." Lessee shall give Lessor written notice of Lessee's intention to renew no later than December 1, 1992.

          In the event the Lessee elects to exercise the options to renew this Lease, such renewal shall be upon the same terms and conditions set forth herein except as to the amount of rental which shall be the amount set forth in Paragraph 5 hereof.

          Commencing 90 days prior to the termination of this Lease, the Lessors shall be permitted to label and advertise the Premises for rent.

     5.   Rental. Lessee covenants and agrees to pay to Lessors as rental for
          ------
the Premises during the Primary Term of the Lease the sum of Sixty-four Thousand, Eight Hundred and No/100 ($64,800.00) Dollars per annum, payable in monthly installments of Five Thousand, Four Hundred and No/100

($5,400.00) Dollars in advance on the first day of each and every month of the Primary Term.

          In the event Lessee exercises its option to extend the term of this Lease for the First Renewal Term, the Lessee covenants and agrees to pay the Lessors as its rental for the Premises during the First Renewal Term the sum of Seventy-seven Thousand, Seven Hundred Sixty and No/100 ($77,760.00) Dollars per annum, payable in monthly installments of Six Thousand, Four Hundred Eighty and No/100 ($6,480.00) Dollars in advance on the first day of each and every month of the First Renewal Term.

          In the event Lessee exercises its option to extend the term of this Lease for the Second Renewal Term, the Lessee covenants and agrees to pay the Lessors as its rental for the Premises during the Second Renewal Term the sum of Ninety Thousand Seven Hundred Twenty and No/100 ($90,720.00) Dollars per annum, payable in monthly installments of Seven Thousand, Five Hundred Sixty and No/100 ($7,560.00) Dollars in advance on the first day-of each and every month of the Second Renewal Term.

          In the event Lessee exercises its option to extend the term of this Lease for the Third Renewal Term, the Lessee covenants and agrees to pay the Lessors as its rental for the Premises during the Third Renewal Term the sum of One Hundred Three Thousand, Six Hundred Eighty and No/100 ($103,680.00) Dollars per annum, payable in monthly install-ments of Eight Thousand, Six Hundred Forty and No/100 ($8,640.00) Dollars in advance on the first day of each and every month of the Third Renewal Term.

          All said payments shall be made to Lessors c/o Capital City Realty Company, P.O. Box 40156, Nashville, Tennessee 37204, or such other place as Lessor or their assignees may designate in writing.

     6.   Additional Rental. In addition to the payment of rents as above
          -----------------
provided, Lessee covenants and agrees to pay and discharge 47.06% of any increase in taxes assessed against the 102,000 square foot warehouse of which the Premises are a part and the 5.2 acre tract on which said warehouse is located in excess of those paid by Lessor for the year 1977, and 47.06% of any increase in the cost of fire and extended coverage insurance on said warehouse building which Lessor is required to carry by the terms of this Lease over the amount being paid by Lessor on the date of this Lease. Any of said increases shall be paid by Lessee to Lessors on the first day of December of each year during the term of this Lease, beginning December 1, 1978. In the event the term or renewal term of the Lease is less than a calendar year, Lessee shall pay 1/12 of said increase for each calendar month of said term.

          In the event that any improvements are made to any part of the warehouse or the land upon which it is located other than the Premises or in the event there shall be any change in the use of any part of the warehouse or the land upon which it is located other than the Premises, which shall cause an increase in taxes or insurance, Lessee shall not be liable for any part of such increase.

          In addition thereto, it is understood and agreed that Lessee shall pay all increases in taxes and insurance which occur because of Lessee's use of or improvements to the Premises including any increases resulting from the construction of the improvements described in Exhibit B.

     7.   Utilities. Lessee shall assume and pay for all utilities used by it
          ---------
in the Premises.

     8.   Improvements by Lessor. Lessor between the date of this Lease and
          ----------------------
May 31, 1978, shall construct the improvements on the Premises described in the specifications attached hereto as Exhibit B. In addition, Lessor shall repair the roof and outside walls, all overhead doors, and the electrical and plumbing systems prior to May 15, 1978. Lessor warrants and represents that all improvements and repairs specified herein will be done in a workmanlike manner and shall be free from defects in material and workmanship.

          Upon completion of the improvements described in Exhibit B, Lessor and Lessee shall inspect the Premises and shall prepare a punch list of items, if any, not completed to Lessee's reasonable satisfaction. All items listed shall be completed by Lessor as soon thereafter as possible.

          Lessee shall pay Lessor for the improvements provided for in Exhibit B, the amount of $122,570.00. Such amount shall not be considered rent and
                 -----------
such improvements shall be the property of Lessee until the expiration of this Lease. Payment of the above noted amount shall be made as follows: 1) one half of said amount thirty days after commencement of construction of the improvements and 2) the remainder upon completion of the improvements. Lessee may withhold from the final payment a reasonable amount for any items listed on the punch list which shall be paid to Lessors when such items are finally completed.

          In the event Lessors do not complete the repairs and improvements by May 31, 1978, Lessee shall be entitled to a credit against rents due hereunder in the amount of one-thirtieth of monthly rental, plus a prorata portion of the cost of insurance and taxes for each day after May 31, 1978, until such repairs and improvements are completed. Except for abatement of the rent, insurance and taxes as provided in the immediately preceeding sentence, Lessors shall not be liable for any damages resulting from delay in completion of the repairs and improvements caused by governmental regulations, labor disputes, strikes, war, riots, insurrection, civil commotion, mobilization, explosion, fire, flood, accident, storm or any act of God, or other cause beyond Lessors' control. If Lessors claim excuse for nonperformance under this paragraph, they must give notice in writing to Lessee. If such delay resulting from the causes specified herein shall last more than two weeks, Lessee, at its election, may complete the improvements and deduct the cost thereof paid by Lessee shall be deducted from the amount specified in this Paragraph 8, to be paid by Lessee to Lessors for construction of the improvements.

          Lessor shall indemnify and hold Lessee harmless from the injury to or death of any person or damage to the property of any person including the parties hereto arising out of or resulting from Lessors making the improvements or repairs required by this Paragraph 8. Any insurance required to be carried by Lessee by this Lease shall not apply to any such loss or damage.

     9.   Repair. Lessor shall keep and maintain the roof, exterior walls,
          ------
downspouts and the warehouse (except the parts of the warehouse to be maintained by Lessee), in good condition and repair. Lessee agrees to maintain the interior of the Premises (including all loading docks and doors and other extension doors and windows) and the parking area used by Lessee in as good condition as they are in at the time of Lessor's completion of the improvements and repairs provided for in Paragraph 8 hereof reasonable wear and tear and damage by fire or other casualty excepted. Except for Lessor's warranty provided for in Paragraph 8 hereof, Lessor makes no other representation or warranty concerning the condition of the interior of the Premises. Subject to Lessee's obligations hereunder to maintain the Premises and Lessee's obligations under Paragraph 10 hereof, Lessor shall keep and maintain the warehouse and the land upon which it is located in compliance with all federal, state and local laws, rules and regulations.

     10.  Nuisance and Compliance with Laws. Lessee shall not use or permit
          ---------------------------------
others to use the Premises in any manner which would create a nuisance and shall conduct its business on the Premises in compliance with all federal, state and local laws, rules and regulations.

     11.  Improvements By Lessee. It is contemplated between the parties that
          ----------------------
Lessee shall use the Premises in the conduct of its office products business and that, in connection therewith, certain additional modifications, improvements, fixtures and/or temporary installations may be hereafter made by Lessee. Lessee is expressly granted, with prior written notice to Lessors, the right to remodel, alter and change the improvements on the Premises, at its expense, to conform with its requirements. Lessee shall not injure any existing improvements and Lessee shall not, without Lessors' prior written consent, construct any improvements which require significant structural modification to the Premises. All repairs and remodeling shall be done in compliance with the applicable building codes and zoning requirements. Except as may be herein set out, all permanent buildings and other similar permanent improvements, including, but not limited to light fixtures, air conditioning or heating units requiring duct work, electrical wiring and plumbing, erected or placed upon the Premises by Lessee during the term of this Lease, upon its termination for any cause, shall become the property of Lessors. Lessee's machinery, equipment, tools and trade fixtures placed upon the Premises by Lessee shall remain the property of Lessee. Such property may be removed from the Premises by Lessee at the expiration of this Lease, provided that, Lessee has fulfilled its covenant for the payment of rent. Lessee shall not by its acts create any material or workmen's liens against the Premises and shall hold Lessors harmless from any said liens and for Lessors' reasonable cost and expenses in defending any claims or suits arising out of said liens or in discharging same.

          Any damage to the Premises resulting from removal of Lessee's property from the Premises shall be repaired by Lessee at its sole expense.

     12.  Signs. Lessee shall have the right, with Lessors' prior written
          -----
consent, which shall not be unreasonably withheld, to erect signs on the Premises to advertise its business, provided that, all such signs comply with all statutes or ordinances.

     13.  Assignment. Lessee may not assign or sublet any part or the whole
          ----------
of the Premises without the prior written consent of the Lessors, which consent shall not be unreasonably withheld.

     14.  Destruction of Premises. It is agreed that should the Premises or
          -----------------------
improvements thereon be wholly or partially destroyed or damaged by fire, storm, explosion, other casualty or act of God during the term of this Lease, or any renewal terms, and the Premises or improvements thereon can reasonably be expected to be repaired and put in substantially the same condition as they were prior to the loss within 90 days after such loss occurs, then Lessors shall rebuild or repair the Premises to the condition as existed immediately prior to such loss. Provided that Lessor's shall not be required to reconstruct any of the improvements described in Exhibit B unless Lessee shall agree to pay the cost thereof. If such improvements are constructed by Lessors they shall be the property of Lessee until termination of this Lease. Lessors agree to complete any such repairs within 120 days of the date of loss and in the event such repairs are so completed this Lease shall continue in full force and effect, except that the rental herein provided for shall be fairly and justly abated until the Premises have been restored, made tenable and put into proper condition for use and occupancy by Lessee. If the damage cannot be reasonably expected to be repaired within 90 days or is not in fact repaired within 120 days of the date of loss, then Lessee may terminate this Lease.

     15.  Lessors Fire Insurance. During the term of this Lease, the Lessor,
          ----------------------
at its own cost and expense, shall keep the Premises and building of which the Premises are a part, excluding the improvements described in Exhibit B, insured against loss or damage by fire, lightning, and extended coverage including vandalism, malicious mischief, and sprinkler leakage. Upon the execution of this Lease, Lessor shall provide a certificate of insurance from its insurer to evidence the coverage to the Lessee. Such certificate shall contain a provision for a ten-day notice to Lessee prior to cancellation, reduction of coverage or other material change in the policy.

          Lessor agrees to indemnify and hold Lessee harmless from, and to obtain a statement from Lessors' insurer that will protect Lessee from, all demands, claims, causes of action of judgments, and all reasonable expense incurred in investigation or resisting the same including attorney fees, for loss arising out of fire or other casualty or sprinkler leakage damage to the Premises and building of which the Premises are a part or any personal property of Lessor, located therein. Lessee also agrees to indemnify and hold Lessor harmless from all demands, claims, causes of action or judgments, and all reasonable expenses incurred in investigation or resisting the same including attorney fees, for loss arising out of fire or other casualty or sprinkler leakage damage to the improvements described in Exhibit B, and any stock, furniture, fixtures, equipment, or merchandise of Lessee located in the Premises.

     16.  Lessee's General Liability Insurance. Lessee shall at all times
          ------------------------------------
during the term of the Lease, at its own cost and expense, maintain comprehensive general liability insurance with bodily injury limits of not less than Five Hundred Thousand Dollars ($500,000) and property damage insurance in an amount of not less than Three Hundred Thousand Dollars ($300,000) per occurrence for damage to property of others from accidents occurring on or about the Premises or arising out of Lessee's use thereof. A certificate of such insurance shall be delivered to Lessor and Lessor shall be named on said policies as an additional insured as respects the Premises. The certificate shall also contain provisions for a ten-day notice to Lessors prior to cancellation, reduction of coverage, or other material change in the policy.

          Lessee further covenants with Lessor to protect, indemnify, and hold Lessor harmless from and against any and all claims, demands, and causes of action, including attorney fees, of any nature whatsoever for injury or death of persons or loss of or damage to property occurring on the Premises or in any manner growing out of or connected with Lessee's use and occupancy of the Premises except damage or injury occasioned by the sole negligence of Lessor, its agents, servants, or employees, any damage or injury resulting from Lessors' construction of improvements or making the repairs required by Paragraph 8 hereof, and except damages or injuries covered by the insurance required to be carried by Lessor under this Lease. Nothing in this paragraph shall be deemed to or construed as to require Lessee to indemnify Lessor for any cost, damage, liability, or expense, including any attorney fees, arising from or attributable to any claim for which liability is, or is sought to be, established for any injury or death to any employee of Lessee in excess of any applicable coverage under the workers' compensation laws of any state, proximately or concurrently caused by a negligent act, ommission, or failure to act, on the part of the Lessor.

     17.  Bankruptcy. In the event any petition in bankruptcy or for
          ----------
reorganization is filed in any federal or state bankruptcy court by or against the Lessee or any sublessee or assignee, or in the event any receiver is appointed for the Lessee or its property or for any sublessee or assignee for its or their properties, which petition in bankruptcy or receivership has not been dismissed, denied, discharged or set aside within 60 days from and after said date of said filing of said petition or said appointment of receiver, then Lessors shall have the right to terminate this Lease, as provided for in Paragraph 21 hereof, and shall have each and all of the rights against the Lessee, as is provided for in said paragraph, as in the case of a failure by Lessee to pay the rent.

     18.  Abandonment. In the event Lessee abandons the Premises and leaves
          -----------
the same untended, except with the written consent of Lessors, this Lease shall be terminated as provided in Paragraph 21, at the option of Lessors if, in their opinion, the said property is or will be adversely affected thereby. Lessors shall give Lessee 30 days prior written notice of their intention to so terminate.

     19.  Lessors' Right of Access. Lessors, their agents and representatives,
          ------------------------
shall have the right to enter upon the Premises at all reasonable times for the purpose of inspecting the same and making repairs required to be made by Lessors.

     20.  Eminent Domain. If the whole or any part of the Premises shall be
          --------------
taken by any public authority under the power of eminent domain, then the term of this Lease shall cease on the part so taken from the day the possession of that part shall be acquired for any public purpose, and the rent shall be paid up to that day and the rent thereafter shall be reduced in proportion to the amount of the Premises taken. If more than 25% of the Premises are taken or in the event Lessee reasonably determines that it is unable to effectively and fully conduct its business from the remaining part of the Premises, the Lessee shall have the right to cancel this Lease. All damages awarded for such taking shall belong to and be the property of Lessors, whether such damage shall be awarded as compensation for diminution in value to the leasehold or to the fee of the property herein leased; provided, however, that the Lessors shall not be entitled to any portion of the award made to the Lessee for loss of business, moving expenses, or for any trade fixtures or other property of Lessee located thereon.

     21.  Termination. It is agreed by all of the parties that if Lessee
          -----------
fails to pay any one of the aforesaid rent installments or reimbursements set out herein for taxes and insurance costs within 30 days from and after the due date, or in case the Lessee breaches or fails to perform and comply with any of its undertakings, agreements and covenants contained in this Lease, Lessors may continue the Lease and recover damages for such breach or failure, or at their option may elect to terminate this Lease at any time within 30 days after the discovery by them of any such breach or failure, upon giving 30 days notice to Lessee setting out said breach or failure. If Lessee fails to pay in full all past due rent installments and fails to commence proceedings to remedy any other breaches set out in said notice within said 30 days, then, and only then, shall such termination be effective. Upon termination Lessors may enter and take possession of the Premises and may, with or without entry and repossession rerent the Premises or any portion or portions thereof for such term or terms and to such tenants as in the discretion of Lessors would be suitable and proper and to hold Lessee responsible and liable for any loss and expense including legal expenses that may occur in rerenting or attempting to rerent. Lessee shall also be liable for any damages to the Premises done or suffered to be done by Lessee. Any curing of any such breach or failure within the said 30-day period shall reinstate the Lease in full force and effect.

          In the event of a breach or default by Lessee or termination of the Lease by election of Lessors upon default of Lessee, as provided in this Agreement, Lessors shall have the right to demand and receive from Lessee their damages and their loss and expenses, including legal expenses, monthly without awaiting the expiration of the term of the Lease. The damages and each month's loss and expenses shall be and constitute a separate claim and demand and right or cause of action. In case of such termination by election of Lessors, as provided above, the Lessee agrees to pay to Lessors within ten days after the date of notice of termination an amount equal to the rent accrued hereunder to that date and not theretofore paid, and also all damages to the improvements done or suffered to be done by Lessee, and further agrees to pay to Lessors, on or before the tenth day of each month thereafter, the deficit accruing monthly following the date of termination, to wit: The difference, between the amount to be paid as rent, as herein provided, plus any expense incurred by Lessors in rerenting and/or attempting to rerent and the amount of rent which shall be collected and received by Lessors from the Premises for each preceding calendar month during the residue of the term herein provided. The amount, if any, in excess of Lessors' costs plus the rent reserved herein collected by Lessors in rerenting the Premises shall be paid to Lessee at the expiration of the term of this Lease.

     22.  Holding Over. If upon termination of this Lease, by forfeiture or
          ------------
otherwise, Lessee continues in possession, the continued occupancy of the Premises shall be considered as a rental from month to month, and a continued occupancy after said termination shall not be considered as a renewal of this Lease.

     23.  Other Improvements. Lessors agree, at their expense, to construct
          ------------------
and complete by May 1, 1978, a solid concrete block wall at the north side of the Premises, between the Premises and the remainder of the warehouse building. Said concrete wall shall extend from the front to the rear of the building and shall extend from the wall to the ceiling of said building.

     24.  Additional Space. It is agreed that if at any time after May 1,
          ----------------
1981, this Lease is then in full force and effect and Lessors have additional space in the warehouse adjacent to the Premises available for lease, then Lessee shall have a right of first refusal to lease said additional space. Said right of first refusal shall be extended by the Lessors and exercised by Lessee as follows: The Lessors shall first give the Lessee written notice that they have said additional space for lease, that they have a prospective tenant to lease the portion or all of said space, setting out the terms and conditions of said prospective lease. Thereafter, within 15 days from said notice, Lessee may by written notice enter into a lease with Lessors for the leasing of said additional space on the same terms and conditions as set forth in Lessors' notice to Lessee. In the event Lessee fails to exercise its right of first refusal within said 15-day period, then Lessors may lease said additional space to the said prospective tenant without the consent of the Lessee.

     25.  Attorneys' Fees. In the event either party shall institute any
          ---------------
action for the breach or default of the other party, the prevailing party shall be entitled to recover its attorneys' fees and costs.

     26.  Rail Shipments. Lessee agrees to report to Lessors annually,
          --------------
beginning May 1, 1979, all carload railroad freight deliveries made to the leased Premises during the year prior to said report date. Said reports shall contain the number of carloads delivered to Lessee and date of same. In the event that Lessee is unable to obtain rail services to the Premises, Lessee may terminate this Lease.

     27.  Notice. Notice, as called for under this Lease, is to be in writing
          ------
and shall be conclusively presumed effective upon its being placed in the United States Mail registered or certified mail with sufficient postage to carry it to its destination, and addressed:

          To Lessee:   Boise Cascade Corporation
                       Office Products Division
                       800 West Bryn Mawr Avenue
                       Itasca, Illinois 60143

                       Attention: General Manager

          Copy to:     Boise Cascade Corporation
                       Legal Department
                       P.O. Box 50
                       Boise, Idaho 83728

          To Lessors:  Gilliam O. Traughber and
                       J. T. Crain
                       c/o Capital City Realty Company
                       P.O. Box 40156
                       Nashville, Tennessee 37204

Either party may change its address written above by written notice to the other party.

     28.  Waiver. The failure of either party to insist in any one or more
          ------
instances upon a strict performance of any of the covenants of this Lease shall not be construed as a waiver or a relinquishment for the future with respect to any subsequent breach of any such covenant.

     29.  Agents Commissions. It is understood and agreed that any agents'
          ------------------
commissions in connection with this Lease shall be paid by the Lessors.

     30.  Successors and Assigns. It is understood and agreed that this
          ----------------------
Lease and all of its provisions shall be binding upon each of the parties hereto, their heirs, representatives, assigns and successors.

     31.  Entire Agreement. This instrument, which shall not be recorded,
          ----------------
and a short form lease for recording, which contains no additional terms and conditions not herein set out, shall contain the entire agreement between the parties, all oral understandings and agreements having been embodied herein, and the parties agree that there are no collateral understandings or agreements not expressly included herein. No variation or alteration of the terms hereof shall be binding upon either party unless the same be reduced to writing and executed by an authorized officers of both parties. This instrument, and the short form lease referred to above, in their entirety, shall be binding upon the successors and assigns of the parties, and shall inure to the benefit of the successors and assigns of Lessors and Lessee.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.


LESSORS:                                LESSEE:

GILLIAM O. TRAUGHBER AND                BOISE CASCADE CORPORATION
J. T. CRAIN, JOINT VENTURERS

                                        By _________________________
___________________________                     Vice President
Gilliam O. Traughber


__________________________
J. T. Crain

                                   EXHIBIT A

               [FLOOR PLAN FOR PROPOSED WAREHOUSE APPEARS HERE]

                                                                       EXHIBIT B

                                SPECIFICATIONS
                                --------------

                                 BOISE CASCADE
                                 -------------

                            OFFICES AND ALTERATIONS
                            -----------------------

                                 MASSMAN DRIVE
                                 -------------

                             NASHVILLE, TENNESSEE
                             --------------------

                 J. E. CRAIN & SON, INC., GENERAL CONTRACTORS
                 --------------------------------------------

                                MARCH 23, 1978
                                --------------

===========================================================================

GENERAL
- -------

Work shall generally consist of constructing approximately 5000 square feet of office space, adding a personnel door and W/C area in warehouse and adding lighting, electrical outlets and 2 drinking fountains in the warehouse. Work under this contract does not include exterior grading, paving, asphalt ramps, dock levelers or masonry party wall.

Where "Lessee" is used in these specifications this shall refer to Boise Cascade Office Products Division.


PERMITS, INSURANCE & TAXES
- --------------------------

Contractor shall apply and pay for all necessary permits and fees. He shall maintain insurance coverage as provided for under the General Conditions of the Contract.


CARPENTRY AND MILLWORK
- ----------------------

Unless otherwise shown, all partitions shall be constructed of #2 Southern Yellow Pine wood. Plates in contact with concrete floors shall be wolmanized.

Furnish and install counters with formica tops where shown.

Wood door to be hollow core flush wood.


CONCRETE WORK
- -------------

Pour concrete steps and landings where shown. Finish to be light brushed.

MASONRY
- -------

Construct 8" concrete block foundations on concrete footings for steps and landings. Apply textured finish to match existing masonry foundations.


HANDRAILS
- ---------

1 1/2" steel pipe, smooth welded joints.


TOILET PARTITIONS & URINAL SCREENS
- ----------------------------------

Sanymetal Academy baked enamel or equal with roll-type paper holder. Where shown, furnish standard doors and standard hardware. Colors to be selected by Lessee. Furnish handicapped rails for one partition in each restroom.


METAL DOOR & FRAME
- ------------------

Amweld Series 1100 unless otherwise shown, factory primed.


INSULATION
- ----------

Install full-thick fiberglas batts in all partitions separating office wing from warehouse and in toilet walls, 2" batts in furred exterior masonry walls and full-thick batts above all ceilings.


DRY WALL
- --------

1/2" smooth finished gypsum dry wall with taped and filled joints.


ALUMINUM & GLAZING
- ------------------

Office Entrance - Pittsburgh or equal narrow-stile aluminum door and tubular framed sidelight in standard aluminum finish, glazed with 1/4" clear safety plate glass. Furnish aluminum threshold, push-pull bars and concealed overhead closer.

Windows - Fixed aluminum sash, 1/4" clear plate glass.

Mirrors - 16"x24" aluminum framed over all lavatories.

Glaze half glass doors.

ACOUSTIC CEILINGS
- -----------------

2'x4' Armstrong Minaboard or equal in exposed white tee grid.


PANELLING
- ---------

Type 1 - Allow purchase price of .50c per square foot.

Type 2 - Allow purchase price of .30c per square foot.

All panelling shall be pre-finished.


CARPET
- ------

Allow purchase and installation price of $10.00 per square yard for carpet and base. Carpet is based on all carpet being one pattern and color.


COMPOSITION FLOORS
- ------------------

Sheet Vinyl - .090 Ga. Brigantine.

Vinyl Asbestos - Armstrong 3/32 Excelon or equal.

Rubber Base - 4" Black, top-set.


CERAMIC TILE
- ------------

Thin-set with ceramic tile base.


TRIM HARDWARE
- -------------

Exterior Doors - Heavy-duty bronze with key in knob lock set, closer and threshold strip, primed butts.

Interior Doors - Standard-duty bronze passage except as noted, primed butts.

Door #8 - Closer, key in knob lockset.

Door #9 - Push plate, pull-handle, closer.

Door #10 - Push plate, pull-handle, closer.

Door #11 - Push plate, pull-handle, closer.

TRIM HARDWARE (CONT'D.)
- -------------

Door #12 - Push plate, pull-handle, closer.

Door #15 - Push plate, pull-handle, closer.

Door #16 - Closer, key in knob lockset.

All closers to be heavy-duty.


SPRINKLER
- ---------

Install approved sprinkler system in all spaces in the office wing. Run piping concealed above ceilings with chrome pendant heads. Sprinkler heads and piping, if required for Lessee's bin storage area are not included.


PLUMBING
- -------

Rough-in for and furnish all fixtures shown.

Run hot and cold water lines to all lavatories and sinks.

Fixtures (White colored Amstan or equal)

     Handicapped Water Closet - 2108.058, #10 Olsonite seat.
     Other Water Closets - 2109.056, #10 Olsonite seat.

     Urinal - 6540.017 with #180 Sloan flush valve.

     Handicapped Lavatory - 9141.011 with 4470 valve.
     Other Lavatories - 0321.026 with N530 valve.

Service Sink - 7692.049 with 7798044 trap and 8340242 valve.

Stainless Steel Sink - #3322 Dayton with N4340 valve.

Drinking Fountains - Furnished by Lessee.

Water Heater - State Stove RE-52-D


HEAT AND AIR CONDITIONING
- -------------------------

All spaces in the office wing to be supplied from a central system HAC unit.

HEAT AND AIR CONDITIONING (CONT'D.)
- -------------------------

Run insulated ducts above ceiling and provide ceiling diffusers in all spaces except Corridor and Space 11.

Run concealed overhead return air duct for General Office area.

Design Criteria
- ---------------

     Cooling - 75 degrees F. at 95 degrees F. outside.
     Heating - 70 degrees F. at 0 degrees F. outside.

HAC Unit - Trane BH-150 with air-cooled condenser RAUA 15 or approved equal.

Do all gas piping and control wiring. Power wiring shall be done by the Electrical Contractor.

Furnish and install exhaust fans in toilets and Lunch Room.


PAINTING
- --------

Exterior Metal (Primed) - 2 coats exterior house paint.

Exterior Wood - 1 coat primer, 2 coats exterior house paint.

Interior Metal (Primed) - 2 coats enamel.

Interior Wood - 1 coat undercoat, 2 coats enamel.

Drywall (Except Toilets) - 2 coats Latex.

Toilet Walls - 2 coats enamel.


ELECTRICAL
- ----------

Service - 600 Amp, 120-208V. overhead drop.

Furnish all fixtures, outlets, raceways and switches shown.

All wiring to be run in conduit.

Run conduit for telephones to top of partitions for wiring by utility company.

Do all power wiring for H.V.A.C. equipment and exhaust fans which will be furnished by others.

CODES
- -----

All work shall comply with applicable local, state and federal codes and regulations.

                              [PLAN APPEARS HERE]

                     [PLOT PLAN & FLOOR PLAN APPEARS HERE]

                           [FLOOR PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                              [PLAN APPEARS HERE]

                    [PROPOSED WAREHOUSE PLAN APPEARS HERE]

                 ASSIGNMENT, ASSUMPTION, AND CONSENT AGREEMENT
                 ---------------------------------------------

     THIS ASSIGNMENT, ASSUMPTION AND CONSENT AGREEMENT is made and entered into this 31st day of January, 1992, by and between BOISE CASCADE OFFICE
          ----        -------     -
PRODUCTS CORPORATION ("BCOP"), ASSOCIATED STATIONERS, INC. ("Purchaser"), and GILDA TRAUGHBER BOWMAN, WILLIAM TRAUGHBER, GILLIAM O. TRAUGHBER, III, HUNTER SHORT, J.T. CRAIN, individuals holding as tenants-in-common (collectively, the "Lessor").

                             W I T N E S S E T H:

     WHEREAS, BCOP and Purchaser have entered into an Amended and Restated Purchase and Sale Agreement dated of even date herewith (the "Purchase Agreement"), pursuant to which BCOP has agreed to sell to Purchaser substantially all of the assets of BCOP's wholesale office products business; and

     WHEREAS, BCOP and Lessor are parties to the Lease Agreement dated March 31, 1978, and amended September 14, 1987 (collectively, the "Lease"); and

     WHEREAS, pursuant to Sections 2 and 5 of the Purchase Agreement, BCOP has agreed to assign to Purchaser and Purchaser has agreed to assume the Lease and perform BCOP's duties and obligations pursuant to the Lease.

     NOW, THEREFORE, the parties hereto agree as follows:

      1.  DEFINITIONS. All capitalized terms used herein and not specifically
          -----------
defined shall have the same meanings ascribed to them in the Purchase Agreement.

      2.  ASSIGNMENT. BCOP hereby assigns transfers, and delivers to
          ----------
Purchaser all of BCOP's right, title, and interest under the Lease.

      3.  ASSUMPTION. Purchaser hereby accepts the assignment of the Lease
          ----------
and all of BCOP's right, title, and interest thereunder and assumes and agrees to be bound by all of BCOP's duties, obligations, covenants, and agreements thereunder and to be subject to all of the conditions therein, with the same force and effect as if Purchaser had executed the original Lease. Purchaser agrees to perform, fulfill, and discharge all such duties, obligations, covenants, and agreements under the Lease.

      4.  BCOP OBLIGATION. Nothing in this Agreement is intended to or shall
          ---------------
have the effect of releasing BCOP from its liabilities under the Lease, or any renewal term or terms set forth in the Lease on the date hereof.

      5.  FURTHER ASSURANCES. Each party hereby promises to deliver upon
          ------------------
request of the other party all such additional assignments, assumptions, and other documents which may be reasonably necessary and convenient to accomplish the intent of this Agreement.

      6.  CONSENT. Subject to the terms hereof, Lessor hereby consents to
          -------
the assignment of the Lease by BCOP to Purchaser. Nothing herein shall be construed to waive or release any right which Lessor has under the Lease to prohibit further assignments, sublettings or encumbrances of the applicable premises without Lessor's consent. Notwithstanding anything to the contrary in the Lease, Lessor hereby agrees that Purchaser shall have the benefit of any options, exceptions, renewals, and other rights originally granted to BCOP.

      7.  EFFECT. This Assignment Agreement will not be effective until the
          ------
Closing of the Purchase Agreement. Unless previously signed by BCOP and Purchaser, Lessors' consent to this assignment shall not be effective beyond February 14, 1992.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date set forth above.


ASSOCIATED STATIONERS, INC.             BOISE CASCADE OFFICE PRODUCTS
                                          CORPORATION




By _______________________              By ____________________________
Title ____________________              Title _________________________


GILDA TRAUGHBER BOWMAN,
WILLIAM TRAUGHBER,
GILLIAM O. TRAUGHBER, III,
J.T. CRAIN, and HUNTER SHORT,
individuals holding as
tenants-in-common




By /s/ Gilda Traughber Bowman
   -------------------------
   GILDA TRAUGHBER BOWMAN

By /s/ William Traughber
   -------------------------
   WILLIAM TRAUGHBER

By /s/ Gilliam O. Traughber, III
   -------------------------
   GILLIAM O. TRAUGHBER, III

By /s/ Hunter Short
   -------------------------
   HUNTER SHORT

By /s/ J.T Crain
   -------------------------
   J.T. CRAIN

STATE OF TENNESSEE               )
                                 ) ss.
COUNTY OF ______________________ )


Personally appeared before me, GILDA TRAUGHBER BOWMAN, with whom I am personally acquainted and who acknowledged that she executed the within instrument for the purposes therein contained.

Witness my hand, at office, this  29  day of   Jan   , 1992.
                                 ----        --------


                                      ___________________________________
                                      NOTARY PUBLIC FOR TENNESSEE
                                      My Commission Expires:   07/23/94
                                                             ------------


STATE OF TENNESSEE               )
                                 ) ss.
COUNTY OF ______________________ )


Personally appeared before me, WILLIAM TRAUGHBER, with whom I am personally acquainted and who acknowledged that he executed the within instrument for the purposes therein contained.

Witness my hand, at office, this  29  day of    Jan  , 1992.
                                 ----        --------


                                      __________________________________
                                      NOTARY PUBLIC FOR TENNESSEE
                                      My Commission Expires:   07/23/94
                                                             -----------


STATE OF TENNESSEE               )
                                 ) ss.
COUNTY OF ______________________ )


Personally appeared before me, GILLIAM O. TRAUGHBER, III, with whom I am personally acquainted and who acknowledged that he executed the within instrument for the purposes therein contained.

Witness my hand, at office, this  29  day of    Jan  , 1992.
                                 ----        --------


                                      _________________________________
                                      NOTARY PUBLIC FOR TENNESSEE
                                      My Commission Expires:  07/23/94
                                                             ----------

STATE OF TENNESSEE               )
                                 ) ss.
COUNTY OF ______________________ )


Personally appeared before me, HUNTER SHORT, with whom I am personally acquainted and who acknowledged that he executed the within instrument for the purposes therein contained.

Witness my hand, at office, this  29  day of   Jan   , 1992.
                                 ----        --------


                                      _________________________________
                                      NOTARY PUBLIC FOR TENNESSEE
                                      My Commission Expires:  07/23/94
                                                             ----------


STATE OF TENNESSEE               )
                                 ) ss.
COUNTY OF __________________     )


Personally appeared before me, J. T. CRAIN, with whom I am personally acquainted and who acknowledged that he executed the within instrument for the purposes therein contained.

Witness my hand, at office, this  29  day of  Jan  1992.
                                ------      -------


                                      _________________________________
                                      NOTARY PUBLIC FOR TENNESSEE
                                      My Commission Expires:  07/23/94
                                                             ----------

STATE OF ILLINOIS  )
                   )

COUNTY OF COOK  )


     I,    Suzette Sabanov         , a Notary Public in and for the county
        ---------------------------
and state aforesaid, do hereby certify that Michael D. Rowsey, the President of Associated Stationers, Inc., personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 30th day of January, 1992.

      --------------------------------
             "OFFICIAL SEAL"
             Suzette Sabanov                         /s/ Suzette Sabanov
      Notary Public State of Illinois               ----------------------------
        Commission Expires 11/07/94                        Notary Public
      --------------------------------

My commission expires:




_________________________

STATE OF ILLINOIS  )
                   )
COUNTY OF COOK  )


     I,   /s/ SUZETTE SABANOV      , a Notary Public in and for the county
        ---------------------------
and state aforesaid, do hereby certify that ______________________________, the ________________ President of Boise Cascade Office Products Corporation, personally known to me to be the same person whose name is subscribed to the foregoing instrument as such President, appeared before me this day in person and acknowledged that he signed and delivered said instrument as his free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     Given under my hand and notarial seal this 30th day of January, 1992.

     ---------------------------------
            "OFFICIAL SEAL"
            Suzette Sabanov                        /s/ Suzette Sabanov
     Notary Public State of Illinois               -----------------------------
       Commission Expires 11/07/94                          Notary Public
     ---------------------------------

My commission expires:




_________________________

                                EXHIBIT A

                        LEGAL DESCRIPTION OF PROPERTY

Forty-eight thousand square feet of space located in a warehouse building on land in Davidson County, Tennessee, being Lot No. 22 on the Revised Metropolitan Industrial Park, Section 17 as of record in Book 4470, page 112, Register's Office for Davidson County, Tennessee, to which reference is made.

Being the same property conveyed to J. T. Crain, Jane S. Traughber and
Hunter Short by Quitclaim Deed from Frederick E. Cowden, Jr., Trustee, of record in Book 7010, page 505, Register's Office of Davidson County, Tennessee. Said Jane S. Traughber having since died devising her interest to her children by Will of record in Book 171, page 249, Probate Office, Davidson County, Tennessee.

                                        ASSOCIATED Stationers

November 17, 1992



CERTIFIED MAIL
- --------------
RETURN RECEIPT REQUESTED
- ------------------------

Messrs. J. T. Crain, Hunter Short
  and Jane S. Traughber
2323 21ST Avenue South
Suite 200
Nashville, TN  37212-4968

Subject:  Lease Agreement Dated March 31, 1978 (Lease), Between
          Gilliam O. Traughber and J. T. Crain (Lessors) and Boise Cascade Office Products Corporation (Lessee) for Premises Located at 724 Massman Drive, Nashville, Tennessee

Gentlemen:

The second renewal term of the subject Lease is scheduled to terminate on April 30, 1993.

Paragraph 4, Term, of the Lease grants Boise Cascade, now Associated
             ----
Stationers, Inc. an option to renew this Lease for an additional five-year term commencing May 1, 1993, and terminating April 30, 1998. Paragraph 5, Rental, of the Lease provides that the monthly rental payment during the
- ------
third renewal term shall be $8,640.

Associated Stationers hereby exercises its option to renew this Lease for an additional five-year term commencing May 1, 1993, and terminating April 30, 1998, with an adjusted monthly payment of $8,640.

Very truly yours,

ASSOCIATED STATIONERS, INC.

/s/ Randall L. Teesdale
Sr. Distribution Services Manager

cc:     Beverly A. Ogle
        Philip J. Simborg

                                                                    NASHVILLE #1

                                HUNTER B. SHORT
                                ATTORNEY AT LAW
                            2323 21ST AVENUE, SOUTH
                                   SUITE 200
                        NASHVILLE, TENNESSEE 37212-4968
                                (615) 298-3300
December 1, 1992              FAX (615) 383-9215


Mr. Randall L. Teesdale
1075 Hawthorne Drive
Itasca, Illinois 60143


     RE:    724 Massman Drive
            Nashville, Tennessee


Dear Mr. Teesdale:

Your letter of November 17, 1992, is hereby acknowledged.

The Lessors acknowledge the extension of the lease dated March 31, 1978, on the 48,000 square feet of space at the above address.

I am also enclosing a proposed lease concerning the extension of the lease of September 1, 1989, concerning the 18,000 square feet. If it meets with your approval, please sign two copies of same and return to me for execution by the "Landlords."

Yours very truly,


/s/ Hunter Short
Hunter Short




Enclosure
/chc